UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  JUNE 9, 2006
                                                      --------------------------

                               ENZO BIOCHEM, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)

            001-09974                                13-2866202
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     (Commission File Number)             (IRS Employer Identification No.)

              60 EXECUTIVE BOULEVARD
               FARMINGDALE, NEW YORK                               11735
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     (Address of Principal Executive Offices)                    (Zip Code)

                                 (631) 755-5500
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_|      Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

|_|      Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

|_|      Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

|_|      Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         (a) The following information, including the Exhibit attached hereto, is being furnished pursuant to this Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

         On June 9, 2006, Enzo Biochem, Inc., a New York corporation (the "Company"), issued a press release discussing its financial results for its third fiscal quarter ended April 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
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Exhibit No.       Description
-----------       -----------

99.1 Press Release of Enzo Biochem, Inc., dated June 9, 2006, discussing financial results for third fiscal quarter ended April 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENZO BIOCHEM, INC.


Date: June 9, 2006                    By:   /s/ Barry Weiner
                                           ------------------------------
                                           Barry Weiner
                                           President and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.       Description
-----------       -----------

99.1 Press Release of Enzo Biochem, Inc., dated June 9, 2006, discussing financial results for third fiscal quarter ended April 30, 2006.